Exhibit 10.123

Dated: January 14, 2003

EXHIBIT A

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

No. 1	$1,000,000

CALYPTE BIOMEDICAL CORPORATION
10% UNSECURED CONVERTIBLE DEBENTURE
DUE JANUARY 14, 2004

THIS DEBENTURE is issued by Calypte Biomedical Corporation., a Delaware Corporation, with its principal place of business at 1265 Harbor Bay Parkway, Alameda, CA 94502 (the “Company”), designated as its 10% Unsecured Convertible Debenture, due January 14, 2004, in the aggregate principal amount of One Million Dollars ($1,000,000) (the “Debenture”).

FOR VALUE RECEIVED, the Company promises to pay to MERCATOR FOCUS FUND, L.P. or its registered assigns (the “Holder”), the principal sum of $1,000,000, on January 14, 2004 or such earlier date as the Debenture is required or permitted to be repaid as provided hereunder (the “Maturity Date”) and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 10% per annum, with interest accruing commencing on January 14, 2003 and payable on the first business day of each month while the Debenture remains outstanding (each an “Interest Payment Date’”). Subject to the terms and conditions herein, the Holder may elect to receive interest hereunder in shares of Common Stock or cash. If interest is paid by the Company in shares of its Common Stock, then the number of shares of Common Stock issuable on account of such interest shall equal the cash amount of such interest on such Interest Payment Date divided by the Conversion Price (as defined below) on such date. Interest shall be calculated on the basis on a 360-day year and shall accrue daily commencing on the Original Issue Date (as defined in Section 5) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts, which may become due hereunder, has been made. Interest hereunder will be paid to the Person (as defined in Section 5) in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the “Debenture Register”). All overdue accrued and unpaid interest to be paid in cash hereunder shall entail a late fee at the rate of 18% per annum (“Late Fee”) (or such lower maximum amount of interest permitted to be charged under applicable law) which will accrue daily, from the date such interest is due hereunder through and including the date of payment, payable in cash or, at the option of the Holder, in shares of Common Stock. If such Late Fee is paid by the Company in shares of its Common Stock, then the number of shares of Common Stock issuable on account of such Late Fee shall equal the cash amount of such Late Fee on such Late Fee payment date divided by the Conversion Price on such date.

This Debenture is subject to the following additional provisions:

Section 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

Section 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement (as defined in Section 5) and may be transferred or exchanged only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person (as defined in Section 5) in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 3. Events of Default.

(a) An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal of, interest (including any Late Fees) on or liquidated damages in respect of the Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

(ii) failure to file the Underlying Shares Registration Statement within 60 Days with the Commission;

(iii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of any of the Transaction Documents (as defined in Section 5), and such failure or breach shall not have been remedied within five days after the date on which notice of such failure or breach shall have been given;

(iv) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 61 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

(v) the Company shall default in any of its obligations under any other debenture or any mortgage, credit agreement or other facility, (which default is not waived or otherwise acquiesced to in writing within 30 of written notice of such default), indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $100,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

(vi) the Common Stock shall not be quoted for trading or listed for trading on the OTC Bulletin Board (“OTC’), Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a “Subsequent Market”) and shall not again be quoted or listed for trading thereon within five Trading Days;

(vii) the Company shall be a party to any Change of Control Transaction (as defined in Section 5), shall agree to sell or dispose all or in excess of 33% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or shall redeem or repurchase more than a de minimis number of shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares (as defined in Section 5));

(viii) an Underlying Shares Registration Statement (as defined in Section 5) shall not have been declared effective by the Commission (as defined in Section 5) on or prior to the 120th day after the Original Issue Date. The Company shall use all available resources to have the Registration Statement declared effective by the SEC on or prior to the 120th day after the Original Issue Date;

(ix) if, during the Effectiveness Period (as defined in the Registration Rights Agreement (as defined in Section 5)), the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Underlying Shares Registration Statement, in either case, for more than five consecutive Trading Days or an aggregate of eight Trading Days (which need not be consecutive Trading Days);

(x) an Event (as defined in the Registration Rights Agreement) shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Underlying Shares Registration Statement to be declared effective by the Commission on or, prior to the 120th day after the Original Issue Date, which shall be covered by Section 3(a)(vii));

(xi) the Company shall fail for any reason to deliver common stock certificates to a Holder prior to the third Trading Day after a Conversion Date pursuant to and in accordance with Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof; or

(xii) the Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within three days after notice is claimed delivered hereunder.

(b) During the time that any portion of this Debenture is outstanding, if any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder’s election, immediately due and payable in cash, provided however, that if the Company informs the Holder that it will be unable to pay the amounts due in cash, the Holder may request payment of such amounts in stock. If an Event of Default occurs and remains uncured, the Company shall issue to Holder the higher of (i) 5,000 shares of Company’s common stock per day or (ii) $300.00 a day, from the time of Default until Default is corrected and the lower of 18% per annum or the highest rate permitted by law. The corresponding Registration Statement shall be amended immediately by Company to include the Default shares. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 4. Conversion.

(a) (i) Conversion at Option of Holder.

(A) This Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Original Issue Date (subject to the limitations on conversion set forth in Section 4(a)(ii) hereof). The number of shares of Common Stock issuable upon a conversion hereunder equals the sum of (i) the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price (see (c)(i) of this Section 4), and (ii) the amount equal to (1) the product of (x) the outstanding principal amount of this Debenture to be converted and (y) the product of (1) the quotient obtained by dividing .10 by 360 and (2) the number of days for which such principal amount was outstanding, divided by (II) the Conversion Price on the Conversion Date, provided, that if the Holder shall have elected to receive the interest due on a Conversion Date in cash, subsection (ii) shall not be used in the calculation of the number of shares of Common Stock issuable upon a conversion hereunder.

(B) Notwithstanding anything to the contrary contained herein, if on any Conversion Date: (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay principal and interest hereunder in shares of Common Stock; (2) the Common Stock is not listed or quoted for trading on the OTC or on a Subsequent Market; (3) the Company has failed to timely satisfy its conversion; or (4) the issuance of such shares of Common Stock would result in a violation of Section 4(a)(ii), then, at the option of the Holder, the Company, in lieu of delivering shares of Common Stock pursuant to Section 4(a)(i), shall deliver, within three Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the outstanding principal amount of the Debentures to be converted plus any interest due therein divided by the Conversion Price and multiplied by the highest closing price of the stock from date of the conversion notice till the date that such cash payment is made.

(C) The Holder shall effect conversions by simultaneously delivering to the Company a completed notice in the form attached hereto as Exhibit A (a “Conversion Notice”), including a completed Conversion Schedule in the form of Schedule I to the Conversion Notice (on each Conversion Date, the “Conversion Schedule”). The Conversion Schedule shall set forth the remaining principal amount of this Debenture and all accrued and unpaid interest thereon subsequent to the conversion at issue. The date on which a Conversion Notice is delivered is the “Conversion Date.” Unless the Holder is converting the entire principal amount outstanding under this Debenture, the Holder is not be required to physically surrender this Debenture to the Company in order to effect conversions. Subject to Section 4(b), each Conversion Notice, once given, shall be irrevocable. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion, which shall be evidenced by entries set forth in the Conversion Schedule. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

(ii) Certain Conversion Restrictions.

(A) A Holder may not convert the Debenture or receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, the Debenture held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of the Debenture is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of the Debenture that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section which limit issuance of Common Stock to Holder not exceeding 9.999% may only be waived by the mutual written consent of Company and Holder (but only as to Holder itself and not to any other Holder.)

(b) (i) Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Further, if the Company shall not have delivered any cash due in respect of conversion of the Debenture or as payment of interest thereon by the third Trading Day after the Conversion Date, the Holder may, by notice to the Company, require the Company to issue shares of Common Stock pursuant to Section 4(c), except that for such purpose the Conversion Price applicable thereto shall be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of such Holder demand. Any such shares will be subject to the provisions of this Section.

(ii) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the third Trading Day after the Conversion Date, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Holder, either reissue a Debenture in the principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the market price of the Underlying Shares on the date of conversion was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(b)(ii) in respect of the certificates resulting in such Buy-In.

(c) (i) The conversion price (the “Conversion Price”) in effect on any Conversion Date shall be 80% of the average of the lowest three inter-day trading prices (which need not occur on consecutive Trading Days) during the 20 Trading Days immediately preceding the applicable Conversion Date (which may include Trading Days prior to the Original Issue Date), provided, that such 20 Trading Day period shall be extended for the number of Trading Days during such period in which (A) trading in the Common Stock is suspended by, or not traded on, the OTC or a Subsequent Market on which the Common Stock is then listed, or (B) after the date, the Underlying Shares Registration Statement is declared effective by the Commission, the Prospectus included in the Underlying Shares Registration Statement may not be used by the Holder for the resale of Underlying Shares. Furthermore, the Conversion Price in no event shall be higher than $.10 (“the Ceiling).

(ii) If the Company, at any time while the Debenture is outstanding shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(iii) If the Company, at any time while the Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants (plus the number of additional shares of Common Stock offered for subscription or purchase), and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants, plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such night, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

(iv) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while the Debenture is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of Common Stock (“Common Stock Equivalents”) entitling any Person to acquire shares of Common Stock, at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, at the sole option of the Holder, the Conversion Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder and the Escrow Agent in writing, no later than the business day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. No adjustment under this Section shall be made as a result of issuances and exercises of options to purchase shares of Common Stock issued for compensatory purposes pursuant to any of the Company’s stock option or stock purchase plans.

(v) If the Company, at any time while the Debenture is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which the Debenture shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(vi) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of the Debenture shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (B) require the Company to prepay the outstanding principal amount of the

Debenture, plus all interest and other amounts due and payable thereon, at a price determined in accordance with Section 3(b). The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

(vii) The Company shall maintain a share reserve of not less than 200% of the shares of Common Stock issuable upon conversion of the Debenture; and within three Business Days following the receipt by the Company of a Holder’s notice that such minimum number of Underlying Shares is not so reserved, the Company shall promptly reserve a sufficient number of shares of Common Stock to comply with such requirement.

(viii) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. No adjustments in either the Conversion Price or the Initial Conversion Price shall be required if such adjustment is less than $0.01, provided, however, that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(ix) Whenever either the Initial Conversion Price or the Conversion Price is adjusted pursuant to any of Section 4(c)(ii) - (v), the Company shall promptly mail to the Holder a notice setting forth the Initial Conversion Price or Conversion Price (as applicable) after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(x) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Debenture during the 20-day calendar period commencing the date of such notice to the effective date of the event triggering such notice.

(xi) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company in one or a series of related transactions, a Holder shall have the right to (A) exercise any rights under Section 3(b),

(B) convert the aggregate principal amount of the Debenture then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of the Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a convertible debenture with a principal amount equal to the aggregate principal amount of the Debenture then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which such newly issued convertible debenture shall have terms identical (including with respect to conversion) to the terms of this Debenture, and shall be entitled to all of the rights and privileges of the Holder of the Debenture set forth herein and the agreements pursuant to which the Debentures were issued. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

(d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debenture and payment of interest on the Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Debenture) be issuable (taking into account the adjustments and restrictions of Section 4(b)) upon the conversion of the outstanding principal amount of the Debenture and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

(e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(f) The issuance of certificates for shares of the Common Stock on conversion of the Debenture shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(g) Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, 1265 Harbor Bay Parkway, Alameda, CA 94502, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section, with a copy to (other than for Conversion Notices)                                         , Att:                                      . Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

Section 5. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions are authorized or required by law or other government action to close.

“Change of Control Transaction” means the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, (b) a replacement at one time or over time of more than one-half of the members of the Company’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (c) the merger, consolidation or sale of 50% or more of the assets of the Company in one or a series of related transactions with or into another entity that is not wholly-owned by the Company, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c).

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock, $0.001 par value per share, of the Company and stock of any other class into which such shares may hereafter be changed or reclassified.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Original Issue Date” shall mean the date of the first issuance of the Debenture regardless of the number of transfers and regardless of the number of instruments, which may be issued to evidence such Debenture.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Purchase Agreement” means this Secured Convertible Debenture in combination with the Term Sheet, dated November 14, 2002 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means (a) a day on which the shares of Common Stock are traded on the OTC or on such Subsequent Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on a Subsequent Market, a day on which the shares of Common Stock are traded in the over-the-counter market, as reported by the OTC, or (c) if the shares of Common Stock are not quoted on the OTC, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except a Business Day.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“Underlying Shares” means the shares of Common Stock issuable upon conversion of the Debenture or as payment of interest in accordance with the terms hereof.

“Underlying Shares Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a “selling stockholder” thereunder.

Section 6. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as the Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (iii) enter into any agreement with respect to any of the foregoing. The Company may only voluntarily prepay the outstanding principal amount on the Debentures.

Section 7. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 8. If this Debenture is mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

Section 9. No indebtedness of the Company is senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. The Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits there from that is senior in any respect to the Company’s obligations under the Debenture.

Section 10. This Debenture shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its’ attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 11. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

Section 12. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

Section 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 14. The payment obligations under this Debenture and the obligations of the Company to the Holder arising upon the conversion of all or any of the Debenture in accordance with the provisions hereof are secured pursuant to the Security Agreement (as defined in the Purchase Agreement).

Section 15. The contents of this DEBENTURE shall be kept in complete confidence by the Holder, the Company, and each of the affiliates, directors, officers, employees and agents of the Company, and dissemination of the contents of this DEBENTURE or knowledge of its existence and related information shall only be to those persons as absolutely necessary, or as required by any governmental agencies, including the Commission, pursuant to the Registration of the Debenture.

IN WITNESS WHEREOF, the Company has caused this 10% Unsecured Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

By: The Company Calypte Biomedical Corporation.

By:
Name:
Title:

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Debenture into shares of common stock, $0.001 par value per share (the “Common Stock”), of Calypte Biomedical Corporation (the “Company”) according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:	Date to Effect Conversion
Principal Amount of Debentures to be Converted
	Payment of Interest in Kind	☐ Yes
☐ No

	If Yes, $	of Interest Accrued on Account of Conversion at Issue
Number of shares of Common Stock to be Issued
Applicable Conversion Price
Signature
Name
Address

Schedule 1

CONVERSION SCHEDULE

CALYPTE BIOMEDICAL CORPORATION.

10% Unsecured Convertible Debenture due January 13, 2004, in the aggregate principal amount of $1,000,000 issued by CALPYTE BIOMEDICAL CORPORATION. This Conversion Schedule reflects conversions made under Section 4(a)(i) of the above referenced Debenture.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

REGISTRATION RIGHTS AGREEMENT

AGREEMENT dated as of the 14th day of January, 2003, between MERCATOR FOCUS FUND LP, a California limited partnership (the “Holder”), and CALYPTE BIOMEDICAL CORPORATION, a Delaware corporation (the “Company”).

WHEREAS, the Holder has the right to cause the 10% Unsecured Convertible Debenture (the “Debenture”) purchased by the Holder from the Company to be converted into shares of Common Stock, $.001 par value (the “Common Stock”) of the Company, pursuant to the conversion formula set forth in the Debenture; and

WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the shares of Common Stock issuable upon the conversion of the Debenture;

NOW, THEREFORE, the parties hereto mutually agree as follows:

1. Registrable Securities. As used herein the term “Registrable Security” means each of the shares of Common Stock issued upon the conversion of the Debenture; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (a) it has been effectively registered under the Securities Act of 1933, as amended (the “Securities Act”) and disposed of pursuant thereto, or (b) registration under the Securities Act is no longer required for the immediate public distribution of such security. The term “Registrable Securities” means any and/or all of the securities falling within the foregoing definition of a “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of “Registrable Security” as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

2. Registration. The Company agrees to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) within 60 days of the Holder’s purchase of the Debenture in order to register the resale of the Registrable Securities under the Securities Act. Once effective, the Company will be required to maintain the effectiveness of the Registration Statement until the earlier of (a) the date that all of the Registrable Securities have been sold, or (b) the date that the Company receives an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise.

3. Covenants of the Company With Respect to Registration.

The Company covenants and agrees as follows:

(a) The Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible and, if any stop order shall be issued by the Commission in connection therewith, to use its best reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder’s Registrable Securities. The obligations of the Company hereunder with respect to the Holder’s Registrable Securities are subject to the Holder’s furnishing to the Company such appropriate information concerning the Holder, the Holder’s Registrable Securities and the terms of the Holder’s offering of such Registrable Securities as the Company may reasonably request in writing.

(b) The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 2 hereof including, without limitation, the Company’s legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that the Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

(c) The Company will take all necessary action which may be required to qualify or register the Registrable Securities included in the Registration Statement for the offer and sale under the securities or blue sky laws of such states as are reasonably requested by the Holder of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

4. Additional Terms.

(a) The Company shall indemnify and hold harmless the Holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act with respect to the registration of the Registrable Securities, any post-effective amendment to such registration statements, or any prospectus included therein or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls either the Holder or underwriter within the meaning of the Securities Act and each officer, director, employee and agent of the Holder and underwriter; provided, however, that the indemnification in this Section 4(a) with respect to any prospectus shall not inure to the benefit of the Holder or underwriter (or to the benefit of any person controlling the Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale and provided further, that the Company shall not be obligated to so indemnify the Holder or any such underwriter or other person referred to above unless the Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

(b) If for any reason the indemnification provided for in the preceding section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

(c) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell the Holder’s Registrable Securities.

(d) The Holder, upon receipt of notice from the Company that an event has occurred which requires a Post-Effective Amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

(e) If the Company fails to keep the Registration Statement referred to above continuously effective during the requisite period, then the Company shall, promptly upon the request of the Holder, use its best efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

(f) The Holder agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Holder in the Registration Statement or in order to promote compliance by the Company or the Holder with the Securities Act.

5. Governing Law. The Registrable Securities will be, if and when issued, delivered in California. This Agreement shall be deemed to have been made and delivered in the State of California and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of California, without giving effect to the choice of law rules thereof.

6. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

7. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

8. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

9. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

If to the Holder,	Mercator Focus Fund LP 555 South Flower Street, Suite 4500 Los Angeles, CA 90071 Attention: David Firestone

If to the Company,	Calypte Biomedical Corporation 1265 Harbor Bay Parkway Alameda, CA 94502 Attention: Anthony Cateldo

10. Binding Effect; Benefits. The Holder may assign its rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

11. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

12. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

CALYPTE BIOMEDICAL CORPORATION.

By:
Name:
Its:

HOLDER: MERCATOR FOCUS FUND, LP.

By:
Name:
Its: